Q4 Investor Presentation February 2022 Exhibit 99.3

Underwriting value Forecast, Implied Growth and Opportunity Portfolio and Balance Sheet Strength Rigorous underwriting platform, high-quality diversified portfolio and well capitalized balance sheet delivering strong earnings growth Underwriting Methodology, Tools and Outcomes

Underwriting Methodology, Tools & Outcomes

Spirit’s underwriting approach Utilizing proprietary tools and underwriting expertise to invest in high-quality, single-tenant, operationally essential real estate across a wide spectrum of opportunities Key Tools Used Porter’s 5 Forces Total addressable market Macro economic factors Financial trends and analysis Industry lifecycle and profitability Portfolio weighting and benchmarking Technological disruption Industry Relevance Operational analysis Lease quality and structure Balance sheet analysis Management track record Pricing and expected returns Ownership consideration Comparisons to industry and peers Regulation and ESG considerations Corporate health Unit level performance Tenant Credit Quality Bifurcated multi-factor property rankings for industrial and retail assets Asset manager evaluation of building score, real estate score and replacement rent Market absorption, household income, five-mile population and proximity to transportation hubs or retail corridors Real Estate Strength

Capital deployment performance Gross Investment Activity Trailing 8-Quarter Totals Spirit has acquired approximately 27% of its total Real Estate Investments1 since 2020 15.0% 1Real Estate Investment as of December 31, 2021. 2As a percentage of acquired ABR for the respective period. Represents most recently reported corporate-level revenues as of Q4 2021 of our tenants or their affiliated companies, excluding non-reporting tenants. $213.4M $13.0M $215.3M $436.3M $191.5M $283.7M $294.2M $487.9M

2021 acquisition industry breakdown Note: Asset type and industry percentages based on Gross Investment of acquisitions. Retail industries reflect the underlying Tenant operations, and Industrial, Office and Other industries represent the underlying property use. Relationship sourced percentages based on number of transactions. Relationship sourced consists of deals executed with existing tenants or directly with owners or sponsors with whom we have transacted with previously. Manufacturing: 43.5% Distribution: 6.8% Health and Fitness: 17.7% Warehouse Club and Supercenters: 10.0% Automotive Service: 7.2% Sporting Goods: 5.8% Entertainment: 0.8% Department Stores: 4.9% Dollar Stores: 3.3% Manufacturing: 21.3% Dealerships: 6.5% Home Décor: 5.8% Dollar Stores: 2.5% Home Improvement: 2.4% Car Washes: 1.1% Professional Office: 15.0% Distribution: 45.4% Manufacturing: 6.4% Car Washes: 5.1% Automotive Service: 3.0% Health and Fitness: 3.0% Early Education: 2.3% Country Clubs: 79.2% Manufacturing: 30.0% Distribution: 9.0% Automotive Service: 23.4% Car Washes: 21.2% Early Education: 5.5% Dollar Stores: 2.9% Home Furnishings: 2.7% Sporting Goods: 2.4% Other: 1.4% Dollar Stores: 1.0% Q1 2021 Q2 2021 Q3 2021 Q4 2021 Flex: 1.5% 75% Relationship Sourced 70% Relationship Sourced 55% Relationship Sourced 78% Relationship Sourced

Forecast, Implied Growth & Opportunity

2022 guidance 1As of Q4 2021. At Investor Day 2019, our 2020 outlook for Lost Rent and Unreimbursed Property Costs was 1% and 2%, respectively. 2As presented on slide 136 of Spirit’s 2019 Investor Day presentation. 32021 AFFO per share excluding $0.06 of out-of-period amounts related to the COVID-19 pandemic recognized in 2021. 2022 AFFO per share of $3.52 to $3.58 and capital deployment of $1.3 billion to $1.5 billion 4.0% CAGR 6.1% CAGR 6.1% CAGR 6.7% CAGR 2019 Investor Day Outlook2 December 5, 2019 Current Outlook We originally provided a 2022 AFFO per share guidance range at our 2019 Investor Day. Our tenants, portfolio and acquisitions platform performed throughout the COVID-19 pandemic, enabling us to raise the midpoint of our range by 3.8% Key Highlights: +8.3% +10.2% Growth Rate from 2021 AFFO Per Share of $3.253

Strong growth at a reasonable price Note: Dividend yield and AFFO per share multiples based on data as of February 10, 2022. 2021 and 2022 AFFO per share is based on Factset consensus estimates for peers and midpoint of guidance for Spirit. Our peers may not calculate AFFO as we do, and, accordingly, our AFFO may not be directly comparable to such peers’ AFFO. 1Year-over-year growth based on 2021 AFFO per share of $3.25, excluding $0.06 of out-of-period amounts related to the COVID-19 pandemic recognized in 2021. 22019 to 2022 CAGR for Spirit based on 2019 adjusted AFFO per share as presented on slide 136 of Spirit’s 2019 Investor Day presentation. 3Initial public offering completed in third quarter of 2020. 4Calculated using the most recent dividend announcement annualized over 2022 Factset consensus estimates for peers and midpoint of guidance for Spirit. Spirit’s Projections vs Net Lease Peers’ Estimates 2022 AFFO Per Share Growth AFFO Per Share CAGR from 2019 to 2022 N/A3 2022 Total Return AFFO Per Share Multiple Dividend Yield 2022 AFFO Per Share Growth 1 1 2 2021 Multiple 2022 Multiple

2022 MULTIPLE EXPANSION OPPORTUNITY

AFFO Per Share Multiple Among Peers

14.0x
2021 Spirit's Current Multiple[1]

16.7x
2021 Average Peer Multiple[2]

18.7x
2021 High-end Peer Multiple[3]

Hypothetical TSR Opportunity Assuming Midpoint of AFFO Range[4]



Stock Price Appreciation
Dividend Contribution
14.8%
35.6%
51.3%
2022 TSR Assuming No Multiple Re-rate
2022 TSR Assuming Average Multiple Re-rate
2022 TSR Assuming High-end Multiple Re-rate

Note: As of February 10, 2022.
[1]Based on Spirit's 2021 AFFO per share of $3.25, excluding $0.06 of out-of-period amounts related to the COVID-19 pandemic recognized in 2021.
[2]Multiple based on 2021 consensus AFFO per share estimates. Average peer group includes ADC, BNL, EPRT, FCPT, NNN, O, STOR and WPC.
[3]Multiple based on 2021 consensus AFFO per share estimates. High-end peer group includes ADC, EPRT and O.
[4]TSR Opportunity represents 2021 multiples applied to midpoint of Spirit's 2022 AFFO per share range of $3.55 plus the current dividend per share of $2.55. This hypothetical "2022 multiple expansion opportunity" is provided for illustrative purposes only. No assurance can be given that Spirit's stock price will appreciate at an AFFO per share multiple consistent with Spirit's own 2021 AFFO per share multiple or the average or high-end of our peer group 2021 AFFO per share multiple or that Spirit will achieve its 2022 AFFO per share guidance range, at the midpoint or otherwise. See "Forward-Looking Statements and Risk Factors" at the back of this presentation.

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Portfolio & Balance Sheet Strength

Evolution of spirit’s portfolio 1Jackson Hsieh was appointed as CEO in May 2017. Since Q1 2017, Spirit completed dispositions of $3.8B, which is comprised of spun-off real estate investments of $2.9B and sold real estate investments of $0.9B. 2Based on Q4 2021 ABR. $7.9B RE Investment 10.4 yrs WALT $588.1M Total ABR 2,003 Owned Properties Retained Portfolio Portion of current portfolio retained from Q1 2017 Acquired Portfolio Portion of current portfolio acquired after Q1 2017 Total Current Portfolio Q4 2021

Retained portfolio 1Based on Q4 2021 ABR of $314.6M derived from assets retained from Q1 2017. 2Retail industries, indicated by blue, reflect the underlying Tenant operations, and non-retail industries, indicated by green, represent the underlying property use. 3Other includes medical and data center assets. Top 20 Tenants Based on Retained ABR1 Portfolio Diversification Based on Retained ABR1,2 NON-RETAIL RETAIL

1Based on Q4 2021 ABR of $273.5M derived from assets acquired after Q1 2017. 2Retail industries, indicated by blue, reflect the underlying Tenant operations, and non-retail industries, indicated by green, represent the underlying property use. 3Other includes country club, data center and hotel assets. Top 20 Tenants Based on Acquired ABR1 Portfolio Diversification Based on Acquired ABR1,2 NON-RETAIL RETAIL Acquired portfolio

Total Current Portfolio 1Based on Q4 2021 ABR of $588.1M. 2Retail industries, indicated by blue, reflect the underlying Tenant operations and non-retail industries, indicated by green, represent the underlying property use. 3Other includes hotel, country club, medical and data center assets. Top 20 Tenants for Current Portfolio1 Diverse Portfolio1,2 NON-RETAIL RETAIL

Evolution of operating metrics Note: All metrics based on ABR for the respective period, except for Unreimbursed Property Costs and Lost Rent, which are based on Base Rent. Certain defined terms, and their methodologies for calculation, have been modified between March 31, 2017 to December 31, 2021 and, thus, amounts may not be directly comparable. 1Due to rounding. Actual percentage is 0.04%. Spirit’s public exposure has increased 15% from 2017 Spirit’s industrial exposure has more than doubled since 2017 Spirit’s top ten concentration has continued to decrease since 2017 Spirit’s actual IG rated has increased 7% from 2017 Spirit’s Unreimbursed Property Costs has decreased 2% from 2017 Spirit’s Lost Rent has become negligible

Operational Metrics Comparison Note: Data as of Q4 2021 for Spirit and latest available for peers. Peer methodologies may differ from that used by Spirit to calculate these measures and, therefore, may not be comparable. 1As a percentage of ABR. 2Represents midpoint of 2022 guidance range of 2.5% to 3.0% communicated in Q4 2021 earnings call. 3Based on property count. 80.8% Portfolio diversification and structured leases aligned with our business and growth strategies Weighted Average Lease Term (Years) Asset Diversification1 Forward Same Store Sales1 Top Ten Tenants Concentration1 2

Credit metrics comparison Note: Data as of Q4 2021 for Spirit and latest available for peers. Dividend yield based on share price as of February 10, 2022. Peer methodologies may differ from that used by Spirit to calculate these measures and, therefore, may not be comparable. 1Calculated using the most recent dividend announcement annualized over 2022 Factset consensus for AFFO per share estimates for peers and midpoint of guidance for Spirit. Conservative leverage profile creates operational flexibility and generates superior risk-adjusted returns for our stockholders Unsecured Debt / Total Debt Fixed Charged Coverage Ratio Adj. Debt + Preferred / Ann. Adj. EBITDAre Issued 9.4 million shares under forward contracts in January, with expected proceeds upon settlement of approximately $431 million N/A Dividend Payout Ratio1

Q4 Earnings Highlight

Q4 2021 Overview Portfolio Data Operational Data Balance Sheet Data $588.1M 35% Top 10 Tenant Concentration1 22% Investment Grade Rated Baa2 Moody’s Annualized Base Rent Top 20 Tenant Concentration1 5.1x2 Adjusted Debt / Annualized Adjusted EBITDAre 5.7x Fixed Charge Coverage Ratio Concepts 288 10.4 yrs WALT 99.8% Rent from Unencumbered Assets1 Unencumbered Assets / Unsecured Debt 2.7x Note: Data is as of or for the quarter ended December 31, 2021. 1As a percentage of ABR. 2Adjusted Debt/Annualized Adjusted EBITDAre remains 5.1x assuming the settlement of the 56 thousand open forward equity contracts. 2.4% Forward Same Store Sales 99.8% Occupancy 1.4% Unreimbursed Property Costs 0.04% Lost Rent Stable outlook Stable outlook Stable outlook

29.5% of ABR PORTFOLIO DIVERSIFICATION *Represent less than 0.1% of ABR. % of ABR State Southeast Mid-Atlantic Pacific Southwest Pacific Northwest Southwest Midwest Northeast 17.1% of ABR 14.2% of ABR 12.2% of ABR 16.5% of ABR U.S. Virgin Islands 2.8% of ABR 7.7% of ABR

Granular and Liquid Portfolio

LEASE STRUCTURE, EXPIRATIONS AND ESCALATIONS $ in thousands 2.4% Forward Same Store Sales Occupancy Rates Lease Structure (% of ABR) 44.0% Master Lease Escalation Types (% of ABR) 1Vacant square feet includes unoccupied square footage on multi-tenant properties.

Portfolio Health % of ABR from Reporting Tenants Note: Percentages are weighted by ABR. 1Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies. Actual ratings based on S&P or Moody’s are used. 2Publicly owned represents ownership of our tenants or their affiliated companies. 3Represents corporate-level reporting of revenues of our tenants or their affiliated companies, excluding non-reporting tenants. Tenant Revenue Distribution3 Approximately 85% is $100M or Greater Spirit’s Public Exposure2 % of ABR from Publicly Owned Tenants

Debt Summary and Market Capitalization Note: Data is as of December 31, 2021. 1As of December 31, 2021, $511.6 million of borrowing capacity was available under the 2019 Credit Facility and borrowings bore interest at LIBOR plus an applicable margin of 0.90% per annum. 2Our secured debt is partially amortizing and requires a balloon payment at maturity. 3Based on the share price of $48.19 as of December 31, 2021 and the total outstanding shares of 127,466,100 as of December 31, 2021, which excludes 0.2 million unvested restricted shares. 4The Fixed Charge Coverage Ratio as defined in the Senior Unsecured Notes indenture includes other adjustments, including the exclusion of preferred stock dividends. Debt Type Fixed / Floating Rate Debt 36.9% Total Debt to Total Assets (Requirement ≤ 60%) Senior Unsecured Note Covenant Compliance 0.1% Total Secured Debt to Total Assets (Requirement ≤ 40%) 5.9x Fixed Charge Coverage Ratio4 (Requirement ≥ 1.5x) 2.7x Total Unencumbered Assets to Unsecured Debt (Requirement ≥ 1.5x) Well-Staggered Maturities $ In Millions

NET INVESTMENT ACTIVITY Asset Type and Tenant Industries3 1Revenue Producing CapEx Gross investment for the three months ended December 31, 2021 includes entry into one loan receivable. 2Disposition Capitalization Rate is calculated only on income producing properties. 3Percentages based on Gross Investment. Retail industries reflect the underlying Tenant operations, and Industrial and Other industries represent the underlying property use.

Net Asset Value (NAV) Components Market Value of Real Estate $3.2B Debt and Equity $68.5M Other Assets $185.2M Other Liabilities $588.1M Annualized Base Rent $8.0M Net Book Value for Vacant Assets $3.0B Debt Principal1 $172.5M Preferred Equity Liquidation Value $17.8M Cash and Cash Equivalents $39.7M Tangible Other Assets $84.6M Dividends Payable $100.6M Accounts Payable, Accrued Expenses, and Other Tangible Liabilities $586.5M Annualized Adjusted Cash NOI Note: Data is as of December 31, 2021. 1Debt principal outstanding of $3,043.8 million is comprised of $288.4 million under the 2019 Credit Facility, $2,750.0 million of Senior Unsecured Notes and $5.4 million of mortgages payable. 2Total outstanding shares as of December 31, 2021, less 0.2 million unvested restricted shares. Excludes 56 thousand shares of common stock issuable under open forward contracts. $11.0M Loan Receivable Principal Outstanding

Commitment to Environmental, Social & Governance

Announced intent to publish first ESG Report aligned with SASB and TCFD Frameworks Key esg successes in 2021 Overall Updates Formed an internal Task Force and hired a third-party ESG consultant, HXE Partners, to assist with ESG initiatives Developed a multi-year road-map to define ESG priorities and execute initiatives Conducted an in-depth internal gap analysis to understand ESG opportunities

COMMITMENT TO ENVIRONMENTAL SUSTAINABILITY

Environmental Responsibility | Social Responsibility | Corporate Governance

Environmental Focus at our Corporate Headquarters

Committed to reducing our environmental footprint

- Installation of automatic lighting control systems
- Use of ENERGY STAR certified computers, monitors, copiers, conference room displays and printers
- Active recycling of materials such as aluminum, paper, and plastic and use of recycled paper where possible
- Use of low VOC paint and "green" cleaning products
- Elimination of disposable cups

Environmental Focus throughout the Community

Committed to positively impacting the environment in which we operate

"Think Green" Subcommittee. Dedicated to making environmentally smart choices for Spirit and tasked with choosing environmentally-focused community service projects to participate in and nonprofits to donate to

Community Service. Participated in a company-wide clean-up event facilitated by GroundWorkDallas where employees assisted with trash collection by land and canoe at the Frasier Dam Recreation Area

ESG in our Acquisitions Due Diligence Process

Committed to investing responsibly and managing environmental risks

Pre-acquisition Diligence. Consider environmental risks and obtain an environmental site assessment (Phase I) when evaluating new investments

Risk Management. Maintain comprehensive pollution and natural disaster All-Risk insurance coverage for all properties and require remediation of any environmental issues prior to acquisition. Track properties that are in 100-year flood zones and ENERGY STAR Certified

Capital Improvement. Work with partners to assess property-level environmental characteristics, identify areas of improvement and develop a strategy for addressing these through considering initiatives that support energy and water efficiency and reduce environmental impact

65% of our top 20 tenants publicly disclose environmental initiatives, including renewable energy, water conservation, waste reduction, recycling and/or GHG emissions initiatives and/or has an ESG report

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Commitment to social responsibility Racial / Ethnic Diversity Racial / Ethnic Diversity Gender Diversity Gender Diversity Age Diversity Age Diversity We are “All One Team” 2021 Overall Workforce 2021 People Managers & Above We are Committed to Being Good Corporate Citizens Environmental Responsibility Social Responsibility Corporate Governance Diversity and Inclusion. Diversity, Equity & Inclusion (DEI) Council. Implemented Spirit’s DEI Policy in 2021 to bring awareness and foster an environment and culture that promotes diversity and inclusion. Women’s Leadership Council (WLC). Dedicated to empowering the women of Spirit in professional and personal growth, by building leaders, creating social connections and serving the community We are Subject to a Code of Business Ethics 85% of our top 20 tenants publicly disclose social initiatives, including DEI, human capital management and/or community initiatives

Commitment to strong governance practice Environmental Responsibility Social Responsibility Corporate Governance Our Board maintains a diversity of perspectives that support the oversight of the Company’s ongoing strategic objectives Leading board practices 9 of 10 are independent Committee chair rotation Opted out of MUTA 40% are women Independent Chairman of the Board 50% shareholder threshold to amend bylaws Majority voting standard No poison pill Third party annual board evaluations Minimum stock ownership requirements Conduct annual CEO performance reviews Clawback policy All committees are independent Anti-hedging/pledging policy Annual elections for all directors Plurality voting standard in contested elections 70% of our top 20 tenants publicly disclose governance initiatives, including board oversight and/or responsible company policies

Financial Presentation and Non-GAAP Reconciliations

CONSOLIDATED BALANCE SHEETS $ IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS

CONSOLIDATED STATEMENTS OF OPERATIONS $ IN THOUSANDS 1For the three months and year ended December 31, 2021, rental income included $141.5 million and $541.7 million of Base Cash Rent, respectively, and $3.7 million and $14.3 million of tenant reimbursable income, respectively. For the three months and year ended December 31, 2020, rental income included $117.9 million and $453.0 million of Base Cash Rent, respectively, and $4.0 million and $12.3 million of tenant reimbursable income, respectively.

1Costs related to COVID-19 are included in general and administrative expense and primarily relate to legal fees for executing rent deferral or abatement agreements. 2AFFO for the three months and year ended December 31, 2021 includes $0.6 million and $13.4 million, respectively, of deferred rental income recognized in conjunction with the FASB’s relief for deferral agreements extended as a result of the COVID-19 pandemic. AFFO for the three months and year ended December 31, 2020 includes $2.2 million and $26.3 million, respectively, of deferred rental income recognized in conjunction with the FASB’s relief for deferral agreements extended as a result of the COVID-19 pandemic. 3Dividends paid and undistributed earnings allocated, if any, to unvested restricted stockholders are deducted from FFO and AFFO for the computation of the per share amounts. The following amounts were deducted: 4AFFO per share of common stock, excluding $7.0 million of out-of-period amounts related to the COVID-19 pandemic recognized in 2021. FUNDS AND ADJUSTED FUNDS FROM OPERATIONS $ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

Other NON-GAAP RECONCILIATIONS $ in thousands 1Costs related to COVID-19 are included in general and administrative expense and primarily relate to legal fees for executing rent deferral or abatement agreements. 2Adjustment relates to prior period straight-line rent recognized in the current period. 3Adjustment relates to prior period property costs recognized in the current period. 4Adjusted Debt / Annualized Adjusted EBITDAre would be 5.1x and Adjusted Debt + Preferred / Annualized Adjusted EBITDAre would be 5.4x if all 56 thousand shares under open forward sales agreements had been settled on December 31, 2021. 5Excludes costs related to COVID-19 and non-cash compensation expense, which are already included as add-backs to Adjusted EBITDAre. 6Adjustment includes straight-line included in the “Adjustments to revenue producing acquisitions and dispositions” for Adjusted EBITDAre.

Appendix

NON-GAAP DEFINITIONS AND EXPLANATIONS

OTHER DEFINITIONS AND EXPLANATIONS

FORWARD-LOOKING STATEMENTS AND RISK FACTORS The information in this supplement should be read in conjunction with the accompanying earnings press release, as well as the Company's Annual Report on Form 10-K and other information filed with the Securities and Exchange Commission. This supplement is not incorporated into such filings. This document is not an offer to sell or a solicitation to buy securities of Spirit Realty Capital, Inc. Any offer or solicitation shall be made only by means of a prospectus approved for that purpose. This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act, as amended, Section 21E of the Exchange Act, as amended, the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words and phrases such as “preliminary,” “expect,” “plan,” “will,” “estimate,” “project,” “intend,” “believe,” “guidance,” “approximately,” “anticipate,” “may,” “should,” “seek,” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate to historical matters but are meant to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management. These forward-looking statements are subject to known and unknown risks and uncertainties that you should not rely on as predictions of future events. Forward-looking statements depend on assumptions, data and/or methods which may be incorrect or imprecise, and Spirit may not be able to realize them. Spirit does not guarantee that the events described will happen as described (or that they will happen at all). The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: industry and economic conditions; volatility and uncertainty in the financial markets, including potential fluctuations in the Consumer Price Index; Spirit's success in implementing its business strategy and its ability to identify, underwrite, finance, consummate, integrate and manage diversifying acquisitions or investments; the financial performance of Spirit's retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers; Spirit's ability to diversify its tenant base; the nature and extent of future competition; increases in Spirit's costs of borrowing as a result of changes in interest rates and other factors; Spirit's ability to access debt and equity capital markets; Spirit's ability to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; Spirit's ability and willingness to renew its leases upon expiration and to reposition its properties on the same or better terms upon expiration in the event such properties are not renewed by tenants or Spirit exercises its rights to replace existing tenants upon default; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect Spirit or its major tenants; Spirit's ability to manage its expanded operations; Spirit's ability and willingness to maintain its qualification as a REIT under the Internal Revenue Code of 1986, as amended; the impact on Spirit’s business and those of its tenants from epidemics, pandemics or other outbreaks of illness, disease or virus (such as the strain of coronavirus known as COVID-19); and other risks inherent in the real estate business, including tenant defaults, potential liability relating to environmental matters, illiquidity of real estate investments and potential damages from natural disasters discussed in Spirit's most recent filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements which are based on information that was available, and speak only, as of the date on which they were made. While forward-looking statements reflect Spirit's good faith beliefs, they are not guarantees of future performance. Spirit expressly disclaims any responsibility to update or revise forward-looking statements whether as a result of new information, future events or otherwise, except as required by law. In addition to U.S. GAAP financial measures, this presentation contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in this Appendix if the reconciliation is not presented on the page in which the measure is published.